EXHIBIT 10.8

Execution Version
FIRST AMENDING AGREEMENT TO THE SIXTH AMENDED AND RESTATED
CREDIT AGREEMENT

dated as of December 16, 2024

ALTALINK, L.P.
as Borrower,
- and -
ALTALINK MANAGEMENT LTD.
as General Partner
- and -
THE BANK OF NOVA SCOTIA
as Administrative Agent for the Lenders, as Co-Lead Arranger and as Co-Bookrunner
- and -
ROYAL BANK OF CANADA
as Syndication Agent, Co-Lead Arranger and Co-Bookrunner
- and -
BANK OF MONTREAL AND NATIONAL BANK OF CANADA
as Co-Documentation Agents
- and -
THE BANK OF NOVA SCOTIA, ROYAL BANK OF CANADA, BANK OF MONTREAL, NATIONAL BANK OF CANADA, THE TORONTO-DOMINION BANK AND ATB FINANCIAL,
as Lenders

LEGAL_1:78833628.5
LEGAL_1:88784200.3

FIRST AMENDING AGREEMENT TO THE SIXTH AMENDED AND RESTATED CREDIT AGREEMENT, dated as of December 16, 2024, among AltaLink, L.P., as Borrower, AltaLink Management Ltd., as General Partner, The Bank of Nova Scotia, as Administrative Agent for the Lenders, as Co-Lead Arranger and as Co-Bookrunner, Royal Bank of Canada as Syndication Agent, Co-Lead Arranger and Co-Bookrunner, Bank of Montreal and National Bank of Canada as Co-Documentation Agents and each of The Bank of Nova Scotia, Royal Bank of Canada, Bank of Montreal, National Bank of Canada, The Toronto-Dominion Bank and ATB Financial, as Lenders.
RECITALS
WHEREAS AltaLink Management Ltd., in its capacity as general partner of AltaLink, L.P., as Borrower, the Administrative Agent and the other parties hereto are parties to a Sixth Amended and Restated Credit Agreement made as of December 15, 2023 (the “Credit Agreement”), pursuant to which the Lenders agreed (subject to the terms of the Credit Agreement) to provide a $500,000,000 revolving credit facility to the Borrower for the purpose of supporting the Borrower’s Commercial Paper Program as well as for operating expenses, capital expenditures and working capital needs of the Borrower and the General Partner and their Subsidiaries, and for general corporate purposes including the payment of dividends by the Borrower on its equity securities.
AND WHEREAS the Borrower, the General Partner, the Administrative Agent and the Lenders have agreed to amend certain provisions of the Credit Agreement in the manner and on the terms and conditions provided for herein.
NOW THEREFORE for good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto agree as follows:
ARTICLE 1
DEFINITIONS

1.1Definitions
All capitalized terms not otherwise defined herein shall have the meanings ascribed thereto in the Credit Agreement.
ARTICLE 2
AMENDMENTS

2.1    Amendments to Credit Agreement
The Credit Agreement is hereby amended as follows:
(a)The definition of “Fee Letter” contained in Section 1.1 of the Credit Agreement is deleted in its entirety and replaced with the following:

LEGAL_1:78833628.5
LEGAL_1:88784200.3

“Fee Letter” means the amended and restated fee letter entered into between BNS, the Borrower and the General Partner dated December 16, 2024, as such fee letter may be amended, restated supplemented or otherwise modified from time to time.

(b)The definition of “Maturity Date” contained in Section 1.1 of the Credit Agreement is hereby amended by replacing the date “December 15, 2028” with the date “December 14, 2029” in such definition.
ARTICLE 3
CONDITIONS PRECEDENT

3.1    Conditions Precedent

This First Amending Agreement shall become effective when:

(a)the Administrative Agent shall have received this First Amending Agreement duly executed and delivered by the Administrative Agent, the Lenders, the Borrower and the General Partner;
(b)no Event of Default shall have occurred and be continuing; and
(c)the Borrower shall have paid all fees and expenses in connection with this First Amending Agreement including those set out in the Fee Letter.
The conditions set forth above are inserted for the sole benefit of the Lenders and may be waived by the Lenders in whole or in part, with or without terms or conditions.

3.2    Waiver of Notice Requirements

The Administrative Agent and Lenders hereby acknowledge receipt of a Notice of Extension from the Borrower and agree to waive the 90 day restriction set forth in Section 5.2(b) of the Credit Agreement.
ARTICLE 4
REPRESENTATIONS AND WARRANTIES
4.1    Representations and Warranties True and Correct; No Default or Event of Default

The Borrower and General Partner each hereby represents and warrants to the Administrative Agent and the Lenders that after giving effect to this First Amending Agreement, (i) each of the representations and warranties of the Borrower and the General Partner, as the case may be, contained in the Credit Agreement and each of the other Loan Documents is true and correct on, and as of, the date hereof as if made on such date (except to the extent that such representation or warranty expressly relates to an earlier date and except for changes therein expressly permitted or expressly contemplated by the Credit Agreement), and (ii) no event has occurred and is continuing which constitutes or would constitute a Default or an Event of Default.

LEGAL_1:78833628.5
LEGAL_1:88784200.3

ARTICLE 5
MISCELLANEOUS

5.1    No Other Amendments, Waivers or Consents

Except as expressly set forth herein, the Credit Agreement and all Loan Documents shall be unmodified and shall continue to be in full force and effect in accordance with their terms.
5.2    Time
Time is of the essence in the performance of the parties’ respective obligations in this First Amending Agreement.
5.3    Governing Law

This First Amending Agreement is a contract made under, and shall be governed by and construed in accordance with, the laws of the Province of Alberta and the federal laws of Canada applicable therein.
5.4    Successors and Assigns

This First Amending Agreement shall enure to the benefit of, and be binding upon, the parties hereto and their respective successors and any assigns, transferees and endorsees of the Administrative Agent or any Lender. Nothing in this First Amending Agreement, express or implied, shall give to any Person, other than the parties hereto and their successors hereunder, any benefit or any legal or equitable right, remedy or claim under the Credit Agreement, as amended by this First Amending Agreement.
5.5    Counterparts

This First Amending Agreement may be executed by the parties hereto in counterparts and may be executed and delivered by facsimile or other electronic means (including via electronic mail in portable document format) and all such counterparts and facsimiles shall together constitute one and the same agreement.
[Remainder of page intentionally left blank – signature pages follow]

LEGAL_1:78833628.5
LEGAL_1:88784200.3

The parties hereto have duly executed this First Amending Agreement as of the date set forth on the first page of this Agreement.

ALTALINK MANAGEMENT LTD., as General Partner of ALTALINK, L.P.
By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President and Chief Financial Officer
By:	/s/ Christopher J. Lomore
Name: Christopher J. Lomore
Title: Vice President, Treasurer

ALTALINK MANAGEMENT LTD.
By:	/s/ David Koch
Name: David Koch
Title: Executive Vice President and Chief Financial Officer
By:	/s/ Christopher J. Lomore
Name: Christopher J. Lomore
Title: Vice President, Treasurer

[Signature Page to ALP (Syndicated) – First Amending Agreement to Sixth ARCA]
LEGAL_1:88784200.3

THE BANK OF NOVA SCOTIA, as Administrative Agent, Co-Lead Arranger and Co-Bookrunner
By:	/s/ Jim Beninger
Name: Jim Beninger
Title: Managing Director & Head
By:	/s/ Venita Ramjattan
Name: Venita Ramjattan
Title: Associate

THE BANK OF NOVA SCOTIA, as Lender
By:	/s/ Kirt Millwood
Name: Kirt Millwood
Title: Managing Director and Head
By:	/s/ Andrew Rose
Name: Andrew Rose
Title: Associate Director

LEGAL_1:78833628.5
LEGAL_1:88784200.3

ROYAL BANK OF CANADA, as Syndication Agent, Co-Lead Arranger, and Co-Bookrunner
By:	/s/ Timothy P. Murray
Name: Timothy P. Murray
Title: Authorized Signatory

ROYAL BANK OF CANADA, as Lender
By:	/s/ Timothy P. Murray
Name: Timothy P. Murray
Title: Authorized Signatory

LEGAL_1:78833628.5
LEGAL_1:88784200.3

BANK OF MONTREAL, as Co-Documentation Agent
By:	/s/ Sandesh Nellikode
Name: Sandesh Nellikode
Title: Vice President, Corporate Banking
By:
Name:
Title:

BANK OF MONTREAL, as Lender
By:	/s/ Sandesh Nellikode
Name: Sandesh Nellikode
Title: Vice President, Corporate Banking
By:
Name:
Title:

LEGAL_1:78833628.5
LEGAL_1:88784200.3

NATIONAL BANK OF CANADA, as Co-Documentation Agent
By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory
By:	/s/ Chuck Warnica
Name: Chuck Warnica
Title: Authorized Signatory

NATIONAL BANK OF CANADA, as Lender
By:	/s/ James Dexter
Name: James Dexter
Title: Authorized Signatory
By:	/s/ Chuck Warnica
Name: Chuck Warnica
Title: Authorized Signatory

LEGAL_1:78833628.5
LEGAL_1:88784200.3

THE TORONTO-DOMINION BANK, as Lender
By:	/s/ David Manii
Name: David Manii
Title: Managing Director
By:	/s/ Jasper Lee
Name: Jasper Lee
Title: Director

LEGAL_1:78833628.5
LEGAL_1:88784200.3

ATB FINANCIAL, as Lender
By:	/s/ Trevor Guinard
Name: Trevor Guinard
Title: Director - Energy Infrastructure
By:	/s/ Amber Busby
Name: Amber Busby
Title: Associate Director

LEGAL_1:78833628.5
LEGAL_1:88784200.3